CONCENTRATION OF CREDIT AND MARKET RISK	9 Months Ended
Sep. 30, 2023
Greens Natural Foods, Inc. [Member]
CONCENTRATION OF CREDIT AND MARKET RISK

NOTE 4 – CONCENTRATION OF CREDIT AND MARKET RISK

The Company considers all highly liquid instruments with an original maturity of three months or less, when purchased, to be cash and cash equivalents. As of the nine-month period ended September 30, 2022, the Company did not have cash concentrated in any one financial institution which was in excess of Federal Deposit Insurance Corporation (FDIC) coverage of $250,000.

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its receivables and establishes an allowance for doubtful accounts, based on a history of past write-offs, collections, and current credit conditions. Accounts are written off as uncollectible at the time management determines that collections are unlikely. Accounts receivables are uncollateralized.

The Company has a concentration with two of its vendors, UNFI and Albert’s Organics, related to the purchase of inventory. Approximately 41% and 54% of purchases respectively were made with these vendors during the nine months ended September 30, 2022.

Accounts payable consist of balances due to vendors for inventory the Company sells in its stores as well as services rendered to the Company on or before the year-end which have not been paid as of September 30, 2022. At September 30, 2022, vendor Albert’s Organics represented 9% and vendor UNFI represented 25% of accounts payable.